UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): FEBRUARY 7, 2005


                           SELECT COMFORT CORPORATION
             (Exact name of registrant as specified in its charter)


                                    MINNESOTA
         (State or other jurisdiction of incorporation or organization)

        0-25121                                         41-1597886
(Commission File No.)                          (IRS Employer Identification No.)

              6105 Trenton Lane North, Minneapolis, Minnesota 55442
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (763) 551-7000
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

The Board of Directors of Select Comfort Corporation (the "Company") has approved the following compensation arrangements relative to our Chief Executive Officer and the next four most-highly compensated executive officers as of the end of fiscal 2004 (the "NEOs"):

(a) Payment of Annual Incentive Compensation for Fiscal Year 2004 under the Company's Executive and Key Employee Incentive Plan

The Company provides annual cash incentive compensation for executive officers and other employees under the Select Comfort Corporation Executive and Key Employee Incentive Plan, which plan was previously approved by shareholders. Consistent with the requirements of this plan, at the beginning of each fiscal year, the Compensation Committee of the Board of Directors determines:

o The employees by grade level that are eligible to participate in the plan for the year;

o The quarterly and/or annual performance goal or goals for the year (from among sales growth and volume, net operating profit, cash flow, earnings per share, return on capital, and/or return on assets);

o For each eligible employee, (A) the target bonus level as a percentage of base compensation, (B) the portion of the target bonus level that is based on achievement of objective company performance goals, and (C) the portion of the target bonus level, if any, that is based on achievement of objective individual performance goals; and

o The range of actual bonus payment levels, expressed as percentages of the target bonus levels, to be paid based on various levels of achievement of the performance goal or goals for the year.

At the beginning of fiscal 2004, the Compensation Committee: (i) selected Company-wide net operating profit as the sole performance goal; (ii) maintained target bonus levels at 75% of base salary for the CEO and 55% of base salary for senior vice presidents; and (iii) determined, consistent with prior years, that actual bonus payments may range from 0% to 250% of the target bonus level, depending on the level of achievement versus Company-wide net operating profit targets. Consistent with these parameters, the Compensation Committee of the Board of Directors on February 7, 2005 approved annual bonus payments at 41% of the target levels, resulting in the following bonus payments to the NEOs for 2004, paid as of February 11, 2005: William R. McLaughlin, Chairman and CEO - $182,135; Noel F. Schenker, Senior Vice President - $61,336; Keith C. Spurgeon, Senior Vice President - $60,229; James C. Raabe, Senior Vice President - $49,025; Mark A. Kimball, Senior Vice President - $48,326.


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

(b) Establishment of Performance Goals for 2005 under the Company's Executive and Key Employee Incentive Plan.

For fiscal year 2005, the Compensation Committee: (i) selected Company-wide net operating profit as the primary performance goal and unit sales growth as a secondary performance goal; (ii) maintained target bonus levels at 75% of base salary for the CEO and 55% of base salary for senior vice presidents; and (iii) determined, consistent with prior years, that actual bonus payments may range from 0% to 250% of the target bonus level, depending on the level of achievement versus performance goals.

(c)     Stock Option and Performance Share Awards

        Effective as of February 24, 2005, the Compensation Committee approved the grant of the following stock option and performance share awards to the NEOs under the Select Comfort Corporation 2004 Stock Incentive Plan, which plan was previously approved by shareholders.

----------------------- ---------------------------- ------------------- -------------------
                                                                            # of Shares
                                                        # of Shares          underlying
                                                      underlying Stock   Performance Share
         Name                      Title               Option Grant(1)         Award(2)
----------------------- ---------------------------- ------------------- -------------------

----------------------- ---------------------------- ------------------- -------------------
William R. McLaughlin   Chairman & CEO                     75,000              12,500
----------------------- ---------------------------- ------------------- -------------------

----------------------- ---------------------------- ------------------- -------------------
Keith C. Spurgeon       Senior Vice President,             18,000              2,500
                        Sales
----------------------- ---------------------------- ------------------- -------------------

----------------------- ---------------------------- ------------------- -------------------
James C. Raabe          Senior Vice President & CFO        25,000              5,000
----------------------- ---------------------------- ------------------- -------------------

----------------------- ---------------------------- ------------------- -------------------
Mark A. Kimball         Senior Vice President &            20,000              5,000
                        General Counsel
----------------------- ---------------------------- ------------------- -------------------

(1) These stock option grants represent nonqualified stock options with an exercise price of $20.24 per share, equal to fair market value at the date of grant, and becoming exercisable in equal increments of 25% of the number of shares underlying the grant as of each of the first four anniversaries of the date of grant, subject to continuing service with the Company and subject to the other applicable terms and conditions of the Select Comfort Corporation 2004 Stock Incentive Plan.

(2) These performance share awards represent grants of restricted stock that are subject to achievement of performance objectives. The number of shares underlying each performance share award may be wholly eliminated or increased by up to 50% depending on the level of achievement against Company-wide net operating performance objectives in 2005. The number of shares that are ultimately awarded based on performance in 2005 are then subject to cliff-vesting at the end of four years from the initial date of grant, subject to continuing service with the Company and subject to the other applicable terms and conditions of the Select Comfort Corporation 2004 Stock Incentive Plan.


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

(d)     Base Salary Levels

        The Compensation Committee of the Board of Directors approved, retroactive to January 30, 2005, the following base salary levels for the NEOs:

------------------------------ ----------------------------------- ----------------------------
            Name                             Title                         Base Salary
------------------------------ ----------------------------------- ----------------------------

------------------------------ ----------------------------------- ----------------------------
William R. McLaughlin          Chairman & CEO                               $625,000
------------------------------ ----------------------------------- ----------------------------

------------------------------ ----------------------------------- ----------------------------
Noel F. Schenker               Senior Vice President, Marketing             $273,000
                               and New Business Development
------------------------------ ----------------------------------- ----------------------------

------------------------------ ----------------------------------- ----------------------------
Keith C. Spurgeon              Senior Vice President, Sales                 $276,000
------------------------------ ----------------------------------- ----------------------------

------------------------------ ----------------------------------- ----------------------------
James C. Raabe                 Senior Vice President & CFO                  $245,000
------------------------------ ----------------------------------- ----------------------------

------------------------------ ----------------------------------- ----------------------------
Mark A. Kimball                Senior Vice President & General              $235,000
                               Counsel
------------------------------ ----------------------------------- ----------------------------


                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           SELECT COMFORT CORPORATION
                                           (Registrant)


Dated:  March 2, 2005                      By:  /s/ Mark A. Kimball
                                              ---------------------------------

                                           Title: Senior Vice President
                                                 ------------------------------









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